                                                                   Exhibit 10.20

                       FIRST AMENDMENT TO AMENDED AND RESTATED
                           RECEIVABLES PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of September 26, 1997 (this "AMENDMENT"), is entered into among AMPHENOL FUNDING CORP., a Delaware corporation (the "SELLER"), AMPHENOL CORPORATION, a Delaware corporation ("AMPHENOL"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware corporation (the "PURCHASER"), and NESBITT BURNS SECURITIES, INC., a Delaware corporation, as the agent for the Purchaser (in such capacity, the "AGENT").


                                       RECITALS


    1. The Seller, Amphenol, the Purchaser and the Agent are parties to the Amended and Restated Receivables Purchase Agreement dated as of May 19, 1997 (the "AGREEMENT"); and

    2. The parties hereto desire to amend the Agreement as hereinafter set forth.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.CERTAIN DEFINED TERMS. Capitalized terms that are used but not defined herein shall have the meaning set forth in the Agreement and Appendix A thereto.

    2.ADDITION OF AMPHENOL CANADA CORP.. (a) Appendix A to the Agreement is hereby amended by: (i) amending and restating the definition of "Originators" in its entirety as follows:

         "ORIGINATORS" means Amphenol, Amphenol Interconnect Products Corporation, a Delaware corporation, Sine Systems*Pyle Connectors Corporation, a Delaware corporation, Times Fiber Communications, Inc., a Delaware corporation, and Amphenol Canada Corp., an Ontario corporation, together with their successors as permitted under the Purchase and Sale Agreement.

    (ii) adding the following definition of "Canadian Purchase and Sale Agreement" in alphabetical order:

         "CANADIAN PURCHASE AND SALE AGREEMENT" means the Canadian Purchase and Sale Agreement, dated as of September 26, 1997, among Amphenol Canada Corp., the Seller and the Servicer, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof and with the Receivables Purchase Agreement.

    (iii) amending and restating clause (ix) of the definition of "Eligible Receivable" in its entirety as follows:

              (ix) except with respect to Receivables originated by Amphenol Canada Corp. that are denominated in Canadian Dollars and that have an aggregate Unpaid Balance of up to C$1,500,000, which is denominated and payable only in Dollars;


    (iv) amending clause (xiii)(A) of the definition of "Eligible Receivable" by replacing the reference to "3.5%" therein with "7.0%;"

    (v) amending and restating clause (xv) of the definition of "Eligible Receivable" in its entirety as follows:

         (xv) as to which each of the Seller's and the Purchaser's first priority interest, respectively, has been perfected under the applicable UCC (or, with respect to Amphenol Canada Corp., under the Personal Property Security Act (Ontario) or any applicable federal law of Canada or any of the provinces or territories thereof relating to the registration, recording or perfection of security interests or the assignment of debts; PROVIDED, that such registration need not have been made in Nova Scotia, Newfoundland and New Brunswick if the aggregate Unpaid Balance of Receivables the Obligors of which are located in such provinces is less than 1% of the aggregate Unpaid Balance of all of the Receivables originated by Amphenol Canada Corp.); and

    (vi) amending the definition of "Purchase and Sale Agreement" in its entirety as follows:

         "PURCHASE AND SALE AGREEMENT" means each of: (a) the Amended and Restated Purchase and Sale Agreement, dated as of May 19, 1997, among the Seller, the Originators (other than Amphenol Canada Corp.) and the Servicer, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof and with the Receivables Purchase Agreement, and (b) the Canadian Purchase and Sale Agreement.

    (b) Amphenol Canada Corp. (the "NEW ORIGINATOR"), pursuant to Section 8.01(c) of the Agreement, is appointed as a Servicer Person with respect to that portion of the Portfolio Receivables sold by the New Originator to the Seller.

    (c) Schedule 6.01(m) to the Agreement is hereby amended and restated in its entirety by SCHEDULE 6.01(M) attached hereto.

    (d) Schedule 6.01(n) to the Agreement is hereby amended and restated in its entirety by SCHEDULE 6.01(N) attached hereto.

    (e) Schedule 6.01(r) to the Agreement is hereby amended and restated in its entirety by SCHEDULE 6.01(R) attached hereto.

    (f) Section 1.02(a) of the Agreement is hereby amended by replacing the reference to "$50,000,000" therein with "$60,000,000."

    (g) The following provision is hereby added as Section 1.03(d) of the
Agreement:

         (d) For all purposes of this Agreement, except in connection with clause (ix) of the definition of "Eligible Receivables," all calculations in respect of the Receivables originated by Amphenol Canada Corp. that are denominated in Canadian Dollars shall be calculated as if such Canadian Dollars were converted on the date of such calculation to United States Dollars at a spot rate for the purchase of U.S. Dollars determined by the Chicago office of the Bank of Montreal in its sole discretion.

    (h) Section 12.01(b) of the Agreement is hereby renumbered Section 12.01(c) and the following provision is hereby added as Section 12.01(b):

         (b) In addition to the indemnities set forth in CLAUSE (A), if the Servicer or the Seller shall, in connection with the Receivables originated by Amphenol Canada Corp., be required by law to deduct or withhold any Canadian taxes from or in respect of any payment hereunder, then

              (i) the payment or sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this clause) the recipient of such payment shall receive an amount equal to the amount that it would have received if no deduction or withholding had been made, and

              (ii) the Servicer or the Seller, as applicable, shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

    (i) Section 2.05(b)(i) of the Agreement is hereby revised by adding the following to the end thereof: "(MINUS the amount of such product relating to the Receivables originated by Amphenol Canada Corp., for which no Servicer's Fee is paid)".

    (j) Section 8.01(d)(i) of the Agreement is hereby amended and restated in its entirety as follows:

         (i) at any time when Amphenol is the Servicer, an amount equal to one-twelfth of 1% of the Unpaid Balance of the Portfolio Receivables (other than the Receivables originated by Amphenol Canada Corp.) as measured on the latest Month End Date referred to in the most recent Periodic Report; or

    (k) Section 12.01 of the Agreement is hereby amended by adding after the word "losses" in the sixth line thereof the following: "(including any losses resulting from the U.S. Dollar-equivalent value of collections of any Canadian Dollar-denominated Receivable being less than the anticipated value of such collections on the date such Receivable was added to the Portfolio solely as a result of a weakening of the Canadian Dollar versus the U.S. Dollar from such date; PROVIDED, that such indemnification shall not exceed the amount of losses, if any, that the Purchaser shall have incurred with respect to any Participation)".

    (l) Section 6.02 of the Agreement is hereby amended, with respect to the New Originator only, as follows: (i) the phrase "the state of its incorporation" contained in Section 6.02(a) of the Agreement is hereby replaced by "the laws of the province of Ontario, Canada," (ii) the phrase "federal, state or foreign" contained in Section 6.02(e)(c) of the Agreement is hereby replaced by "federal, provincial, territorial, state or foreign," (ii) the phrase "Except for the filing of the UCC financing statements referred to in Article V of the Purchase and Sale Agreement" contained in Section 6.02(h) of the Agreement is hereby replaced by "Except for the filing of the assignments, financing statements, financing change statements and other similiar statements referred to in Article V of the Canadian Purchase and Sale Agreement," and (iv) the phrase ", or any similar laws, rules or regulations applicable to Canadian corporations" is hereby added to the end of Section 6.02(k) of the Agreement

    3.REPRESENTATIONS AND WARRANTIES. Each of the Seller (as to itself) and Amphenol (as to itself and with respect to each other Originator) hereby represents and warrants to the Purchaser and the Agent as follows:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 6.01 and 6.02 of the Agreement (including after considering the New Originator as an Originator under the Transaction Documents) are true and correct as of the date hereof.

         (b) ENFORCEABILITY. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. The Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (c) NO DEFAULT. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

    4.EFFECT OF AMENDMENT. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement," "hereof," "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

    5.EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, in form and substance satisfactory to the Agent in its sole discretion:

         (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto,

         (b) a written statement from both Moody's and S&P that this Amendment (and the contemporaneous Canadian Purchase and Sale Agreement) will not result in a downgrade or withdrawal of the rating of the Commercial Paper Notes,

         (c) an acknowledgment and acceptance from Capital Markets Assurance Corporation,

         (d) duly executed copies of Lock-box Agreements with each of the Lock-box Banks pertaining to the New Originator,

         (e) such powers of attorney as the Agent reasonably shall request to enable the Agent to collect all amounts due under any and all Portfolio Receivables originated by the New Originator,

         (f) a Servicer Person Letter Agreement for the New Originator in substantially the form of the Servicer Person Letter Agreement, dated December 3, 1993, entered into in relation to the Agreement,

         (g) the payment of all invoiced costs and expenses of the Purchaser, the Agent and their respective Affiliates (including, without limitation, the reasonable fees and expenses of counsel) pursuant to Section 14.06(a)(i) of the Agreement,

         (h) an executed copy of the Canadian Purchase and Sale Agreement, and evidence that all the conditions precedent to the effectiveness thereof either have been satisfied or permanently waived, and

         (i) a favorable opinion of: (i) Simpson, Thatcher & Bartlett, special New York counsel to Amphenol and AFC, and (ii) Edward C. Wetmore, General Counsel for the New Originator, Amphenol and AFC.

    6.COVENANTS. Within 60 days after the date hereof, Amphenol shall deliver to the Agent (with a copy for the Purchaser) a certificate from an authorized officer to the effect that: (a) the name of the renter of all post office boxes into which Collections of the Receivables originated by the New Originator may from time to time be mailed have been changed to the name of AFC (unless such post office boxes are in the name of the relevant Lock-box Banks) and (b) all relevant postmasters have been notified that each of the Servicer, the New Originator (as a Servicer Person) and the Agent are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

    7.COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

    8.GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the validity or perfection of the interests of the Purchaser in the Receivables or remedies hereunder in respect thereof are governed by the laws of a jurisdiction other than the State of New York.

    9.SECTION HEADINGS. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                             AMPHENOL FUNDING CORP.


                             By:
                                ------------------------------
                               Name:
                                    --------------------------
                               Title:
                                     -------------------------


                             AMPHENOL CORPORATION


                             By:
                                ------------------------------
                               Name:
                                    --------------------------
                               Title:
                                     -------------------------


                             POOLED ACCOUNTS RECEIVABLE
                               CAPITAL CORPORATION, as Purchaser


                             By:
                                ------------------------------
                               Name:
                                    --------------------------
                               Title:
                                     -------------------------


                             NESBITT BURNS SECURITIES, INC., as Agent


                             By:
                                ------------------------------
                               Name:
                                    --------------------------
                               Title:
                                     -------------------------


                             By:
                                ------------------------------
                               Name:
                                    --------------------------
                               Title:
                                     -------------------------

                                                                SCHEDULE 6.01(M)
                                               TO RECEIVABLES PURCHASE AGREEMENT

                                 AMPHENOL CORPORATION
                        LIST OF OFFICES WHERE RECORDS ARE KEPT
                        --------------------------------------

NAME                                   DIVISION/SUBSIDIARY      ADDRESS
----                                   -------------------      -------
Amphenol Corporation                    Subsidiary         358 Hall Avenue, Wallingford, CT 06492-7530

Amphenol Interconnect                   Subsidiary         20 Valley Street, Endicott, NY 13760
  Products Corporation

Amphenol - Aerospace Operations          Division          40-60 Delaware St., Sidney, NY 13838-1395
  (f/k/a Bendix Connector Operations)

Amphenol Fiber Optic Products            Division          1925A Ohio Street, Lisle, IL 60532

Amphenol Communications & Network        Division          One Kennedy Avenue, Danbury, CT 06810
  Products Division (f/k/a
  RF/Microwave Operations)

Amphenol Spectra Strip/ITD               Division          720 Sherman Avenue, Hamden, CT 06514

Times Fiber Communications, Inc.        Subsidiary         358 Hall Avenue, Wallingford, CT 06492-7530

Times Fiber Communications, Inc.        Subsidiary         Route 2, Chatham Industrial Park,
                                                            Chatham, VA 24531

Sine Systems*Pyle Connectors            Subsidiary         25325 Joy Boulevard, Mt. Clemens,
 Corporation                                                MI 48046-2336

Sine Systems*Pyle Connectors            Subsidiary         650 West Grand Avenue, Suite 304, Elmhurst,
 Corporation                                                IL 60126

Amphenol Canada Corp.                   Subsidiary         20 Melford Drive
                                                            Scarborough, Ontario, Canada M1B 2X6



                                                                SCHEDULE 6.01(N)
                                               TO RECEIVABLES PURCHASE AGREEMENT


                                 AMPHENOL CORPORATION
                          SUMMARY OF LOCKBOX ACCOUNT NUMBERS
                          ----------------------------------

             BANK                         A/C #               LOCKBOX #
         ------------                  -----------         ---------------

1.  AAO  Northern Trust                 963445                 92386
         Floor B-11
         50 South LaSalle Street
         Chicago, IL 60675

2.  AAO  Wells Fargo                   4159259282               7628
         P.O. Box 63020
         San Francisco, CA 94163

3.  AAO  NationsBank                   0180744946              840690
         600 Peachtree Street
         Atlanta, GA 30308

4.  FOP  Bank of America - Illinois     7377169                98291
         20th Floor Jackson
         231 South LaSalle Street
         Chicago, IL 60697

5.  CNP  Bank of America - Illinois     7164769                96144
         20th Floor Jackson
         231 South LaSalle Street
         Chicago, IL 60697

6.  CNP  Fleet                          1522434                 840
         777 Main Street
         Hartford, CT 06115

7.  SS   Fleet                         9369245973               152
         777 Main Street
         Hartford, CT 06115

8.  TFC  Fleet                         0000227608               1701
         One Federal Street
         Boston, MA 02211

             BANK                         A/C #               LOCKBOX #
         ------------               ---------------         -------------

9.  AIPC Fleet                          1522450                  825
         777 Main Street
         Hartford, CT 06115

10. AIPC Wells Fargo                   4159259290                7629
         P.O. Box 63020
         San Francisco, CA 94163

11. SINE NBD Bank                      0033820-44               78139
         P.O. Box 116A
         Detroit, MI 48232

12. ACC  First Chicago NBD Bank         54-90723                73514
         611 Woodward Drive
         Detroit, Michigan 48226

                                                                SCHEDULE 6.01(R)
                                               TO RECEIVABLES PURCHASE AGREEMENT


                      TRADE NAMES AND CORPORATE REORGANIZATIONS
                      -----------------------------------------

LEGAL ENTITY                      TRADE NAMES

AMPHENOL CORPORATION              Amphenol Corporation
                                  Amphenol RF
                                  Amphenol Products
                                  Bendix Connector Operations
                                  Spectra-Strip
                                  Amphenol
                                  Amphenol Aerospace Operations
                                  Amphenol Communication & Network Products
                                  AAO
                                  Amphenol FOP
                                  Amphenol Fiber Optic Products

AMPHENOL INTERCONNECT PRODUCTS    Amphenol Interconnect Products Corporation
  CORPORATION                     Amphenol Products
                                  Amphenol
                                  Amphenol Endicott
                                  Endicott
                                  AIPC

TIMES FIBER COMMUNICATIONS,       Times Fiber Communications, Inc.
  INC.                            Times Fiber Communications
                                  Times
                                  Times Fiber
                                  TFC

SINE SYSTEMS*PYLE CONNECTORS      The Sine Companies, Inc.
  CORPORATION                     Sine Connector Corporation
                                  Sine
                                  Aaxico
                                  Tri-Mate
                                  Sine Products Company
                                  Sine Electro-Mold, Inc.
                                  Mil-Specialists, Inc.
                                  Pyle-National, Inc.
                                  Pyle
                                  Sine Systems*Pyle Connectors Corporation

AMPHENOL FUNDING CORP.            Amphenol Funding Corp.
                                  AFC

AMPHENOL CANADA CORP.             Amphenol Canada Corp.

    From and after: (a) December 3, 1988, none of Amphenol Funding Corporation, Amphenol Corporation, Amphenol Interconnect Products Corporation and Times Fiber Communications, Inc. has been the subject of any merger or other corporate reorganization and (b) July 31, 1997, Sine Systems*Pyle Connectors Corporation has not been the subject of any merger or other corporate reorganization, except as follows: pursuant to an Agreement and Plan of Merger, dated as of January 23, 1997, between Amphenol Corporation and NXS Acquisition Corp. ("NXS"), a wholly-owned subsidiary of KKR 1996 Fund L.P., on May 19, 1997 approximately 75% of the outstanding shares of Amphenol Corporation's Class A common stock were purchased by NXS for $26.00 per share in cash and approximately 25% of such outstanding shares were retained by other stockholders.